UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-13

                             Integrity Mutual Funds, Inc.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Articles)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                        ------------------------

                        NOTICE OF ANNUAL MEETING
                           AND PROXY STATEMENT

                       ANNUAL MEETING TO BE HELD
                             May 30, 2003
                       -------------------------

                            April 16, 2003



Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held at the International Inn, 1505 N. Broadway, Minot, North Dakota, commencing at 10:00 a.m. local time on Friday, May 30, 2003.

   The Secretary's Notice of Annual Meeting and the Proxy Statement, which follow, describe the matters to come before the Meeting. During the Meeting, we will also review the activities of the past year and items of general interest about the Company.

   We hope that you will be able to attend the Meeting in person, and we look forward to seeing you. Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Meeting. You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,


/S/  ROBERT E. WALSTAD
----------------------
Robert E. Walstad
President, Chairman, and CEO

TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Notice of Annual Meeting................................................     3
General Information.....................................................     4
Question and Answer Summary:  About the Meeting.........................     5
Proposal No. 1 - Election of Directors..................................     6
Executive Compensation..................................................    10
Proposal No. 2 - Ratification of Selection of Independent Auditors......    11
Proposal No. 3 - Other Matters as May Come Before the Meeting...........    11
Security Ownership of Certain Beneficial Owners and Management..........    11
Other Matters...........................................................    13
Shareholder Proposals for Next Annual Meeting...........................    13
Notice to Banks, Broker-Dealers and Voting Trustees
and Their Nominees......................................................    13
Proxy/Voting Instruction Card..........................................     15

            NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD MAY 30, 2003
            ---------------------------------------------

   NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Meeting") of Integrity Mutual Funds, Inc., a North Dakota corporation (the "Company"), will be held on May 30, 2003, at 10:00 a.m. local time at the International Inn, 1505 N. Broadway, Minot, North Dakota, for the following purposes:

   1. To elect the Board of Directors of the Company.

   2. To ratify the selection of Brady, Martz & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003.

   3. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

   Only shareholders of record at the close of business on April 11, 2003 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

   You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

   The Board of Directors of the Company is soliciting the enclosed Proxy.
The Board of Directors recommends that you vote in favor of the proposed items. Your vote is important.

                                    By Order of the Board of Directors


                                    /S/  JACQUELINE L. CASE
                                         ------------------
                                         Jacqueline L. Case
                                         Secretary
Minot, North Dakota
Dated:  April 16, 2003

YOUR PROXY AND RETURN ENVELOPE ARE ENCLOSED WITH THIS NOTICE. IN ORDER TO ASSURE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING, EACH SHAREHOLDER IS ASKED TO SIGN AND RETURN HIS OR HER PROXY IN THE ENCLOSED ENVELOPE. EVERY PROXY IS IMPORTANT, WHETHER YOU OWN A FEW OR MANY SHARES. PLEASE DO IT TODAY.

                      INTEGRITY MUTUAL FUNDS, INC.
                          1 North Main Street
                            Minot, ND 58703
                           (701) 852 - 5292
            -----------------------------------------------
                            PROXY STATEMENT
                    ANNUAL MEETING OF SHAREHOLDERS
                         To be held May 30, 2003
            -----------------------------------------------
                          GENERAL INFORMATION

   The enclosed Proxy is being solicited by the Board of Directors of Integrity Mutual Funds, Inc., a North Dakota corporation (the "Company"), for use in connection with the annual meeting of shareholders on May 30, 2003, at 10:00 a.m. local time (the "Meeting") at the International Inn, 1505 N. Broadway, Minot, North Dakota, and at any postponement or adjournment thereof. Only shareholders of record as of the close of business on April 11, 2003 (the "Record Date"), will be entitled to vote at the Meeting or any postponement or adjournment. When the accompanying Proxy is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

   ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

   The address of the principal executive office of the Company is 1 North Main, Minot, North Dakota 58703. This Proxy Statement and the Board of Directors' form of Proxy are being mailed to shareholders on or about April
16, 2003. Concurrently with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2002.

   The Company is bearing all costs of soliciting Proxies and expressly reserves the right to solicit Proxies otherwise than by mail. Telephone, telegraph, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of Proxies by mail by one or more of the directors, by officers or by employees of the Company. The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

   As of April 11, 2003, the Company had outstanding 13,060,480 shares, with each share being entitled to one vote, except for the election of directors when shareholders are entitled to cumulate their votes. Representation of a majority of the Company's shares outstanding on such date, either in person or by Proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting. A shareholder voting through a Proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

   Because many of the Company's shareholders may be unable to attend the Meeting in person, our Board of Directors solicits Proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

     (1) read this Proxy Statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

     (3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

           QUESTION AND ANSWER SUMMARY:  ABOUT THE MEETING

   What is being voted on at the Meeting?

   Our Board of Directors is asking shareholders to consider two items at this
Meeting:

      *  To elect directors to our Board of Directors;

      * To ratify the selection of Brady, Martz & Associates, P.C. as our independent auditors for the fiscal year ending December 31, 2003;

      * Additionally, the shareholders may be asked to transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.


   Who can vote at the Meeting?

   Our Board of Directors has set April 11, 2003, as the Record Date for the Meeting. Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting. On the Record Date, there were approximately 13,060,480 shares outstanding held by a total of 655 shareholders
of record.   Therefore, there are a total of approximately 13,060,480 votes that will be entitled to be cast at the Meeting.

   What constitutes a quorum for the Meeting?

   A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share. To have a quorum, we need more than fifty percent (50+%) of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a Proxy but does not have authority to vote a customer's shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately.

   How do I vote?

   If you complete and properly sign the accompanying Proxy card and return it to us, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares in certificate form, and you attend the Meeting, you may deliver your completed Proxy card in person. If you hold your shares in "street name," that is, if you hold your shares through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

   Can I change my vote after I return my Proxy card?

   Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation or a duly executed Proxy bearing a later date or you may vote in person at the Meeting. The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

   Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

   What vote is required to approve each item?

   Election of Directors. The election of each director nominee (Item 1) requires the affirmative vote of a plurality of the votes cast in the election of directors at the Meeting. Our shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. 1 herein.

   Other Proposals. An affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the selection of Brady, Martz & Associates, P.C. as our independent auditors (Item 2).

   While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders with respect to Proposals No. 2, broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for all matters presented at the Meeting, affirmative abstentions will have the same effect as a vote against the proposal.

   Votes cast by Proxy will be tabulated by an automated system administered by ND Resources, Inc., our transfer agent. The independent persons appointed by the Company to act as election inspectors for the Meeting will count votes cast by Proxy or in person at the Meeting.


                             PROPOSAL NO. 1
                          ELECTION OF DIRECTORS

   At the Meeting to be held on May 30, 2003, and at any and all postponements or adjournments thereof, it is intended that the Company's shares represented by properly executed proxies that are enclosed herewith (each, a "Proxy") will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of Directors of Integrity Mutual Funds, Inc. (the "Board"), and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the

Board. The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

   The directors have voted to nominate five directors for election to hold office for a one-year term until the next Annual Meeting of shareholders or until their successors are elected and qualified. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the five nominees named below.

   Following is certain information regarding the nominees for the office of director:

                                    Term of Office                       Positions and
                                       with the                           Offices with
Name                    Age            Company                             the Company
Vance A. Castleman      59         3-25-94 to Present                    Director

Peter A. Quist          69         5-04-88 to Present                    Vice President and Director

Myron D. Thompson       58         3-20-98 to Present                    Director

Robert E. Walstad       58         9-22-87 to Present                    President, Director and
                                                                         Chief Executive Officer

Richard H. Walstad      64         5-04-88 to Present                    Director

   Cumulative voting is permitted in the election of directors in accordance with the following procedure:

   Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

    1. The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

    2. Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

   Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company's shares could elect all of the directors. It is expected that the Proxies received by the directors' nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

Vance C. Castleman - Member, Souris Basin Revolving Loan Fund Committee (1972 - 1999, 2003 - Present); Real Estate Developer (1979 - Present); President and CEO of Inn-Vestments, Inc.(1994 - Present); VP-Marketing, Labor Ready, LRW (1999 - July, 2000); President, Minot Lodging Expo, LLC (1999 - Present); Director of ARM Securities Corporation, (2000 - Present); Director of Capital Financial Services, Inc. (2002 - Present).

Peter A. Quist - Vice President and Director of Integrity Mutual Funds, Inc. (1988 - Present); Vice President, Secretary and Director of ND Money Management, Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), and ND Resources, Inc. (1989 - Present); Director, Vice President and Secretary of
ND Tax-Free Fund, Inc. (1988 - Present), ND Insured Income Fund, Inc. (1990 -
1999), Montana Tax-Free Fund, Inc. (1993 - Present), Integrity Fund of Funds, Inc. (1994 - Present) and Integrity Small-Cap Fund of Funds, Inc.(1998 - Present); Vice President and Secretary of South Dakota Tax-Free Fund, Inc. (1993 - Present); Director of South Dakota Tax-Free Fund, Inc. (1995 - Present); Vice President, Secretary and Director of Ranson Capital Corporation (1996 - Present); Vice President and Secretary of Ranson Managed Portfolios (1996 - Present); Director of ARM Securities Corporation (2000 - Present). Currently a licensed North Dakota attorney.

Myron D. Thompson - President, CEO and Director, Food Management Investors, Inc., a.k.a. FMI, Inc., (1990 - Present); President and Director, Apple Core Enterprises, Inc. (1990 - Present); President and Director, Labor Force of MN, Inc. (1989 - Present); General Partner, Dakota Apple Partnership (1994 - Present); President, Director, and Member, Village Ventures, LLC (1995-Present); President, Director and Member, Ventures North, LLC (2002 - Present); Director, Officer and Member, Prairie Funding, Inc. (2002 - Present).

Robert E. Walstad - Chief Executive Officer of Integrity Mutual Funds, Inc. (2001 - Present), Director of Integrity Mutual Funds, Inc. (1987 - Present); President of Integrity Mutual Funds, Inc. (1987 - 2001, 2002-Present); President, Treasurer and Director of ND Money Management, Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), ND Resources, Inc. (1989 - Present); President, Treasurer and Director of ND Tax-Free Fund, Inc. (1988 - Present), ND Insured Income Fund, Inc. (1990 -1999), Montana Tax-Free Fund, Inc. (1993 - Present), South Dakota Tax-Free Fund, Inc. (1994 - Present), Integrity Fund of Funds, Inc. (1994 - Present), and Integrity Small-Cap Fund of Funds, Inc. (1998 - Present); President, Treasurer and Director of Ranson Managed Portfolios (1996 - Present); President, Treasurer and Director of Ranson Capital Corporation (1996 - Present); associated with securities industry as an NASD licensed registered representative (1972 - Present); President, and CEO and of Capital Financial Services, Inc. (2002 - Present); Director of Magic Internet Services, Inc. (1999 - Present), President of Magic Internet Services, Inc. (1999 - 2001); President, CEO and Director of ARM Securities Corporation (2000 - 2001) (2002 - Present), CEO and Director of
ARM Securities Corporation (2001).

Richard H. Walstad - Consultant of Cook Sign Company of Fargo, (2001 - Present), Chairman of the Board/CEO, Cook Sign Co. of Fargo (1978 - 2001); Director, Community First Bank, Fargo (1983 - 2001); Vice Chairman, Dakota Certified Development Corp. (1992 - 2001); Vice Chairman, Fargo Cass County Economic Development Corp., Fargo (1998 - 2001); Vice Chairman, Fargo Municipal Airport Authority (1999 - 2001).

   FAMILY RELATIONSHIPS

   Richard H. Walstad, a director of the Company, is the brother of Robert E. Walstad, the President, CEO and a director of the Company. None of the other directors is related to any other director or to any executive officer of the Company.

        COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

   During the fiscal year ended December 31, 2002 four regular meetings of the Board of Directors were held. All directors attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period.

   During the fiscal year ended December 31, 2002, the Company did not have a standing nominating committee of the Board of Directors. However, the Company does have a standing Audit Committee. The Company's Audit Committee consisted of independent directors Vance Castleman and Myron Thompson together with Robert Walstad, a member of Company management. The Audit Committee is responsible for providing assurance that financial disclosures made by management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent public accountants to discuss all pertinent matters and reports to the Board of Directors regarding its activities. The Audit Committee met once in 2002. Recently, the Audit Committee met to review the audited financials for the fiscal year ended December 31, 2002. Members of management and the independent auditors took part in the discussion regarding the financials and the overall results of operations. Included in the discussion were issues such as relevance, reliability, comparability and consistency in relation to the quality and acceptability of the Company's accounting policies and practices. Additionally, the independent auditors discussed with the Audit Committee new accounting policies, management's judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments. Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended to the full Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10KSB for the fiscal year 2002. Furthermore, as required, the Audit Committee has received a statement from the independent auditors assuring their independence.

   FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

   During the fiscal year ended December 31, 2002, Brady, Martz & Associates, P.C., the Company's independent auditors and principal accountant, billed the Company the fees set forth below. The Audit Committee has considered whether and determined that the provision of the non-audit services rendered to the Company by Brady, Martz & Associates, P.C. during the Company's fiscal year 2002 was compatible with maintaining the independence of Brady, Martz & Associates, P.C.

                      FINANCIAL INFORMATION SYSTEMS
   AUDIT FEES         DESIGN AND IMPLEMENTATION FEES        ALL OTHER FEES
-----------------------------------------------------------------------------
    $ 46,040                       $ 0                         $ 19,015

   DIRECTOR COMPENSATION

   Each director (other than those directors who are also employees of the Company) received cash compensation of $6,000 for the year 2002. In addition, Board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

EXECUTIVE OFFICERS

   The executive officer of the Company is Robert E. Walstad, whose biography appears on page 8 of the director nominees as set forth above.

                         EXECUTIVE COMPENSATION

   The following table sets forth information with respect to all annual and long-term compensation provided to the Company's Chief Executive Officer ("CEO"). None of the Company's other executive officers received remuneration in excess of $100,000.

                        SUMMARY COMPENSATION TABLE
                           ANNUAL COMPENSATION
                           -------------------

Name and                                                     Commission
Principal Position             Year         Salary           & Override
                                           ($)              ($)
Robert E. Walstad,
President, CEO and Director    2000        60,000            67,572*
                               2001        75,000            45,222**
                               2002       120,000               518***

*Reflects compensation paid under an incentive compensation arrangement between Mr. Walstad and the Company, pursuant to which Mr. Walstad received, in addition to his base salary and other regular employment benefits, additional compensation equal to two basis points on the first $100 million of assets under management annualized and one basis point on assets in excess of $100 million and standard commissions based on sales of securities.
**Reflects compensation paid under an incentive compensation arrangement between Mr. Walstad and the Company, pursuant to which Mr. Walstad received, in addition to his base salary and other regular employment benefits, additional compensation equal to two basis points on the first $100 million of assets under management annualized and one basis point on assets in excess of $100 million for the first nine months of the year as well as standard commissions based on sales of securities.
***Reflects compensation paid under an arrangement where Mr. Walstad received, in addition to his base salary and other regular employment benefits, standard commissions based on sales of securities.

Employment Agreements

   The Company has written Employment Agreements with its President/CEO, Robert E. Walstad.

                      AGGREGATE OPTION/WARRANT
                    EXERCISES IN LAST FISCAL YEAR
              AND FISCAL YEAR-END OPTION/WARRANT VALUES

   The purpose of the following table is to report exercises of share options by the named executive officers during 2002 and the value of their unexercised stock options as of December 31, 2002.


                                                          Number of Unexercised                Value of Unexercised
                              Shares                      Options/warrants at                  In-The-Money
                              Acquired       Value        Fiscal Year-End                      Options/warrants
                                                          ---------------
                                                                                               at Fiscal Year-End *
                                                                                               --------------------
       Name                   On Exercise   Realized        Exercisable   Unexercisable        Exercisable   Unexercisable
------------------            -----------   --------        -----------   -------------        -----------   -------------
Robert E. Walstad                 --           --            1,750,400         --                  -0-            --

* Value is based on a share price of $.25 which was the closing bid price for shares on the OTC Bulletin Board on December 31, 2002, minus the warrant exercise price of $.825 and option conversion price of $.425.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officer file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all
Section 16(a) filing requirements were met for the fiscal year ended December 31, 2002.

THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.


                            PROPOSAL NO. 2
           RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board has selected Brady, Martz & Associates, P.C. to serve as independent auditors of the Company for the fiscal year ending December 31, 2003. The shareholders of the Company are being asked to ratify this selection at the Meeting. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Brady, Martz & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003

   The firm of Brady, Martz & Associates, P.C. has been the auditor for the Company since the Company's inception in September 1987. The Board of Directors again has selected Brady, Martz & Associates, P.C. to serve as the Company's independent auditor for the year ending December 31, 2003, subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of Brady, Martz & Associates, P.C. as independent auditor for the Company for the year ending December 31, 2003.

   A representative of Brady, Martz & Associates, P.C. will be present at the Meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Meeting.


THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

                              PROPOSAL NO. 3
TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT
                 ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.


          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

   The following table sets forth, as of January 3, 2003, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, each director, each executive officer named in the Summary Compensation Table on page 10, and all executive officers and directors as a group. As of April 11, 2003, there were [12,970,480] shares, no par value, issued and outstanding.

                                  AMOUNT AND NATURE
NAME OF BENEFICIAL OWNER      OF BENEFICIAL OWNERSHIP (1)     PERCENTAGE OF
  OR IDENTITY OF GROUP           AS OF MARCH 6, 2003        OUTSTANDING SHARES

Robert E. Walstad                   2,081,018 (2)                 14.1%
Vance A. Castleman                    288,180 (3)                  2.2%

Peter A. Quist                        259,251 (4)                  2.0%
Myron D. Thompson                     261,000                      2.0%
Richard H. Walstad                    104,394 (5)                  *


Charles Hartman                       684,000 (6)                  5.1%
Geoffrey Legler                       684,000 (7)                  5.1%
Richard Barone                      1,357,400 (8)                 10.5%

Executive officers and directors
as a group (5 persons)              2,993,843 (9)                 20.2%

* Less than 1% owned.

(1) Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.

(2) Of these shares, 17,054 are held in Mr. Walstad's 401(k) account, and 66,670 shares held in Mr. Walstad's ESOP. Includes 1,350,400 shares covered by warrants and 400,000 options which are currently exercisable or exercisable within 60 days of April 11, 2003, held by Mr. Walstad.

(3) Of these shares, 280,750 are held as tenants in common with Mr. Castleman's wife, and 7,430 are held in Mr. Castleman's IRA account.

(4) Of these shares, 34,567 are held in Mr. Quist's ESOP. Includes 112,000 shares covered by warrants which are currently exercisable or exercisable within 60 days of April 11, 2003 held by Mr. Quist.

(5) Of these shares, Mr. Walstad's wife holds 13,334. Includes 22,600 shares covered by warrants which are currently exercisable or exercisable within 60 days of April 11, 2003.

(6) Includes a potential 250,000 shares available to Mr. Hartman from a convertible debenture issued January 15, 2003, expiring January 15, 2006, and options to purchase 184,000 shares expiring January 15, 2012, both of which are currently exercisable or exercisable within 60 days of April 11, 2003.

(7) Includes a potential 250,000 shares available to Mr. Legler from a convertible debenture issued January 15, 2003, expiring January 15, 2006, and options to purchase 184,000 shares expiring January 15, 2012, both of which are currently exercisable or exercisable within 60 days of April 11, 2003.

(8) Of these shares, Mr. Barone holds 500,000 shares individually, and 857,400 shares are owned by various clients of Ancora Securities, Inc. Mr. Barone disclaims beneficial interest or discretionary authority over these shares; however, Mr. Barone owns control of Ancora Securities, Inc.

(9) Includes 1,885,000 shares covered by warrants and options which are currently exercisable or exercisable within 60 days of April 11, 2003.


                            OTHER MATTERS

   The Company's management is not aware of any other matters which may come before the Meeting. The proxies named in the accompanying form of Proxy will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

   A copy of the Annual Report to shareholders is enclosed with this Proxy
Statement.   Copies of the Company's 10-KSB Annual Report are available upon request by contacting Jacqueline L. Case at the Company at 1 North Main, Minot, ND 58703.

           DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

   Proposals of shareholders intended to be presented at the 2004 Meeting must be received by the Secretary of the Company, 1 North Main, Minot, North Dakota 58703, no later than December 15, 2003, for inclusion in the Proxy Statement and form of Proxy for such Meeting. If notice of any other shareholder proposal intended to be presented at the 2004 Annual Meeting of shareholders but not intended to be included in the Company's Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before March 1, 2004, the Proxy solicited by the Board of Directors of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.

                  VOTING TRUSTEES AND THEIR NOMINEES

   Please advise the Company whether other persons are the beneficial owners of the Company's shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company's shares.

   This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Company's shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold those Company's shares.
To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

   It is important that Proxies be returned promptly. Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed Proxy card and return it promptly in the envelope provided for that purpose. By returning your Proxy card promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.

                                            By Order of the Board of Directors
                                            /S/  JACQUELINE L. CASE
                                                 ------------------
                                                 Jacqueline L. Case
                                                 Secretary
Dated: April 16, 2003

                       INTEGRITY MUTUAL FUNDS, INC.
                      Annual Meeting of Shareholders
                               May 30, 2003
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Robert E. Walstad or Peter
A. Quist or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Integrity Mutual Funds, Inc. (the "Meeting"), to be held May 30, 2003, at 10:00 a.m. at the International Inn, 1505 N. Broadway, Minot, ND, and at any and all adjournments and postponements thereof.

ITEM 1. The election as directors of all nominees listed below (except as marked to the contrary).

Nominees: Vance A. Castleman, Peter A. Quist, Myron D. Thompson, Robert E.
          Walstad, Richard H. Walstad

                        FOR   ?         WITHHOLD AUTHORITY   ?

          INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee(s) name below:

          --------------------------------------------------------------------

ITEM 2. The ratification of the appointment of Brady, Martz & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003.

                     FOR   ?       AGAINST   ?        ABSTAIN   ?


ITEM 3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

                     FOR   ?       AGAINST   ?        ABSTAIN   ?


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.

The undersigned acknowledges receipt from the Company, before execution of this
Proxy:   (1) Annual Report to Shareholders, (2) Notice of the Meeting and (3)
Proxy Statement for the Meeting.

                                             X
                                             ----------------------------------
                                             Signature

                                             X
                                             ----------------------------------
                                             Signature, if held jointly

                                             X
                                             ----------------------------------
                                             Title (if applicable)


Date: April 16, 2003
Please sign exactly as name(s) appear(s) above. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.